                                                                   EXHIBIT 10.10

     "***" - Confidential portions of this Agreement have been omitted and filed separately with the Securities and Exchange Commission under a
          Confidential Treatment Request, pursuant to Rule 406 of the
                       Securities Act of 1933, as amended

                         BY-PRODUCTS MARKETING AGREEMENT



                  THIS AGREEMENT, made this 19th day of September, 2002, by and between CONAGRA TRADE GROUP, INC, a Delaware corporation ("CTG") and SWIFT & COMPANY, a Delaware corporation ("Swift").


AGREEMENT:

         1. PURCHASE OF PRODUCT. Pursuant to the terms and conditions herein, Swift hereby agrees to sell to CTG, and CTG hereby agrees to purchase from Swift, FOB the Swift processing facilities identified in Exhibit "A" attached hereto (individually, a "Facility" and, collectively, the "Facilities"), all of the rendered by-products identified in Exhibit "A" attached hereto (individually, a "Product" and, collectively, the "Products"), resulting from the processing of cattle and hogs at the Facilities.

         2. SPECIFICATIONS. Specifications for all Products will follow the applicable guidelines established by the American Fats and Oils Association Standard Grades, Specifications and Quality tolerances.

         3. PRICES. Except those quantities of Products, if any, that the parties agree to price forward, prices for the Products shall be calculated by the methods set forth on Exhibit "A" attached hereto and shall be based on origin weights or first official rail. Any quantities of Products which the parties agree to price forward shall be invoiced at the agreed to price at time of shipment.

         4. PAYMENT. CTG shall make payment for all Product purchased hereunder from Swift by wire transfer to the account directed by Swift in writing to CTG. Payments will be made within fourteen (14) days of CTG's receipt of each invoice for Product.

         5. OPERATIONAL PROCEDURES. CTG will schedule trucks and rail cars, communicate truck and rail car schedules with the Facilities, enter shipping orders, generate load number sequences and maintain open communication with the Facilities to change shipping schedules. By 8:00 a.m. Omaha time, Swift will provide CTG with written reports setting forth inventory, kill schedule and conversion for each Facility. In addition, Swift will cause each Facility to communicate directly with CTG on a daily basis with respect to any increase or decrease in production at each Facility, any changes in rail switching/car orders placed by Swift at each Facility, or changes in weight/ladings.

         6. CLAIMS. Product claims will be handled by CTG and processed through Swift. CTG will have approval on all claims processed through CTG subject to Swift's consent which shall not be unreasonably withheld. Swift will have financial responsibility for all approved claims.

         7. SWIFT LIABILITY. Product liability is Swift's responsibility. CTG will comply with 21 CFR Part 589, Substances prohibited from use in animal food or feed animal proteins prohibited in ruminant feed.

         8. AGREEMENT REVIEW. The parties agree to review the terms and conditions of this Agreement in the event of any material change in government regulation affecting any Product.

         9. TERM. This Agreement will commence on September 19, 2002 and will terminate on May 25, 2003.

         10. PROFIT SHARING. Profit before tax generated from CTG's marketing of the Products shall be split equally between Swift and CTG based on CTG's cost structure for the twelve (12) month period ended Period 11 Fiscal Year 2002. CTG will account for and accumulate such profits before tax and losses during the term of this Agreement CTG shall pay Swift its share of net profits before tax (if any) in a one-time payment within ten (10) days after the termination of this Agreement or Swift shall pay CTG its share of net losses (if any) in a one-time payment within ten (10) days after the termination of this Agreement.

         11. ASSIGNMENT. Neither party shall have the right to assign this Agreement, or any of its rights hereunder, without the prior written consent of the other party; provided, however, that to the extent requested by Swift's senior lenders, the parties shall execute and deliver such documents as may be necessary to effect a collateral assignment of the rights arising hereunder.

         12. FORCE MAJEURE. Neither CTG nor Swift shall be liable for, or deemed to be in default hereunder or subject to any remedies of the other party as a result of, delays or performance failures due to power failures, fire, acts of God, acts of civil or military authority, embargoes, epidemics, terrorism, strikes, riots or similar causes beyond such party's reasonable control, and without the fault or negligence of CTG or Swift. Each party shall use reasonable best efforts to minimize the impact of any force majeure condition it experiences on the other party to this Agreement and to otherwise keep the other party timely advised as to minimization and removal of such condition.

         13. APPLICABLE LAW. This Agreement shall be governed by the laws of the State of Delaware, excluding its choice of law rules.

         14. NOTICES. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or via telefacsimile or overnight courier, or mailed by Registered, Certified or Express Mail, postage prepaid, as follows:



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

         (a)      If to Swift:               Swift & Company
                                             1770 Promontory Circle
                                             Greeley, CO 80634
                                             ATTN: President and Chief Executive
                                                Officer
                                             Fax: (970) 506-8323

         (b)      If to CTG                  ConAgra Trade Group, Inc.
                                             Eleven ConAgra Drive
                                             Omaha, NE 68102
                                             ATTN: Paul Maass, Director of By-
                                                Product Merchandising
                                             Fax: (402) 978-5501

or at such other address as any party hereto shall have designated by notice in writing to the other parties hereto.

         15. NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL A PARTY OR ITS AFFILIATES OR THEIR RESPECTIVE OFFICER, DIRECTORS, REPRESENTATIVES AND EMPLOYEES BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES OR THEIR RESPECTIVE OFFICERS, DIRECTORS, REPRESENTATIVES AND EMPLOYEES, WHETHER BASED IN CONTRACT, TORT, WARRANTY, OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, FOR ANY LOSS OF THE INCOME, PROFIT OR SAVINGS OR COST OF CAPITAL OR FINANCING OF THE OTHER PARTY OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR ANY EXEMPLARY, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND, RESULTING FROM OR RELATING TO THIS AGREEMENT OR THE PRODUCTS DELIVERED HEREUNDER, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                            [Signatures on next page]



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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

CONAGRA TRADE GROUP, INC.                   SWIFT & COMPANY


By: /s/ DEBRA L. KEITH                      By: /s/ PATRICK J. KOLEY
   -------------------------------             ---------------------------------
Its: Vice President - Tax                   Its: Vice President
    ------------------------------              --------------------------------



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

                                   EXHIBIT "A"

                    FACILITY LOCATIONS, PRODUCTS AND PRICING

FACILITY LOCATIONS.

         Greeley, Colorado
         Grand Island, Nebraska
         Dumas, Texas
         Nampa, Idaho
         Omaha, Nebraska
         Hyrum, Utah
         Louisville, Kentucky
         Marshalltown, Iowa
         Worthington, Minnesota

PRODUCTS.

         Blood meal
         Inedible tallow
         Edible tallow
         Meat and bone meal
         Choice white grease
         Lard

PRICING. The USDA Tallow, Protein and Hide Report, FOB Central U.S. daily price for each Product (USDA report NW_LS442) will be used to calculate a weekly average (Friday through Thursday). The spreads to that weekly average (defined below) will determine the purchase price for each Product at each Facility for the following week. The price and volume will be established on Thursday afternoon for the following week. Prices will be determined on a three (3) week rolling average. The Meat and Bone Meal prices reflect an upcharge to treat all MBM tons with the specified antioxidant.

Bloodmeal

         Greeley                    Even
         Grand Island               Even
         Dumas                      Even

Inedible Tallow

         Greeley                    "***" Chicago Packer Tallow
         Grand Island               "***" Chicago Packer Tallow
                                    "***" for polished inedible
                                    tallow



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

         Dumas                      "***" Gulf Packer Tallow, if no
                                    Gulf Packer then Chicago Packer Tallow "***"

Edible Tallow

         Greeley                    "***" Chicago Edible Tallow
         Grand Island               "***" Chicago Edible Tallow
         Dumas                      "***" Gulf Edible Tallow, if no
                                    Gulf Packer then Chicago Packer Tallow "***"

Meat and Bone Meal

         Greeley                    "***"
         Grand Island               "***"
         Dumas                      "***" USDA FOB Panhandle

Bloodmeal

         Nampa                      "***"

Inedible Tallow

         Omaha                      "***"
         Nampa                      "***"

Meat and Bone Meal

         Omaha                      ((USDA price )"***" x actual protein of
                                    Product) "***"
         Nampa                      "***"

Bloodmeal

         Hyrum                      "***"

Inedible Tallow

         Hyrum                      "***"

Edible Tallow

         Hyrum                      "***"

Meat and Bone Meal

         Hyrum                      "***"

Other Products produced at the Facilities that are not reflected in the USDA Tallow, Protein and Hide Report; (e.g., #2 grease, low protein meat and bone meal) shall be priced on a spot market basis mutually agreed to by the parties.

SWIFT PORK COMPANY (SWIFT hog division)- The USDA Tallow, Protein, and Hide Report - FOB Central U.S. daily price for each Product (USDA report NW_LS442) will be used to calculate a weekly average (Friday through Thursday). The spreads to that weekly average (defined below) will determine the purchase price for each Product at each Facility for the following week. The price and volume will be established on Thursday afternoon for the following week.

Bloodmeal  (Central Price FOB)

         Louisville                 Even
         Marshalltown               Even
         Worthington                Even


Choice White Grease  (Central Price FOB)

         Louisville                 Even
         Marshalltown               Even
         Worthington                Even

Lard  (Chicago Price, FOB Facility)

         Louisville                 "***"
         Marshalltown               "***"
         Worthington                "***"

Meat and Bone Meal

         Louisville                 Even to Pork Meat & Bone Meal
         Marshalltown               Even to Pork Meat & Bone Meal
         Worthington                "***" Pork Meat & Bone Meal

Other Products produced by Swift's Facilities that are not reflected in the USDA Central US By-Product report (e.g., brown grease) to be priced on a spot market basis mutually agreed to by the parties.



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